Exhibit 99.1

Stardust Power Secures Financing To Advance Oklahoma Lithium Refinery Toward Construction

GREENWICH, Conn. – December 24, 2025 — Stardust Power Inc. (NASDAQ: SDST) (“Stardust Power” or “the Company”), an American developer of battery-grade lithium carbonate, today announced it has executed a Securities Purchase Agreement with a single institutional investor providing for up to $15.0 million in senior secured convertible debt financing to support early-stage construction activities at its lithium refinery project in Muskogee, Oklahoma.

The facility includes an initial $4.0 million drawdown and provides the Company with flexible capital to advance detailed engineering, infrastructure, and procurement activities as it progresses toward construction. The financing has a 24-month term, includes an initial repayment moratorium, and provides the Company with the option to repay the facility in cash or common stock. The facility is intended to support near-term development activities and may serve as bridge financing as the Company advances toward project-level construction financing.

“This facility marks an important step as we prepare for construction and provides optionality and meaningful flexibility as we execute the next phase of the Muskogee project,” said Roshan Pujari, Founder and Chief Executive Officer of Stardust Power. “We are building a robust capital stack with flexibility and shareholder value in mind and are focused on keeping our capital structure aligned with upcoming project milestones.”

The Company plans to fund construction of its 50,000 metric ton per annum refinery through a combination of asset-level equity and asset-level debt financing, designed to minimize public equity dilution and maximize shareholder value, with early stage investor engagement reflecting interest in the project’s shovel-ready status.

About Stardust Power Inc.

Stardust Power is a developer of battery-grade lithium carbonate designed to bolster America’s energy security through resilient supply chains. The Company is building a strategically located lithium refinery in Muskogee, Oklahoma, with the capacity to produce up to 50,000 metric tons of battery-grade lithium carbonate annually. Committed to sustainability at every stage, Stardust Power trades on Nasdaq under the ticker “SDST.”

For more information, visit www.stardust-power.com

Forward-Looking Statements

The foregoing material may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Company’s product development and business prospects. These statements may include, without limitation, statements regarding management’s expectations about future business strategies, financial performance, operating results, growth opportunities, market developments, competitive position, regulatory outlook, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “model,” “outlook,” “plan,” “predict,” “project,” “seek,” “target,” “will,” “could,” “should,” or similar expressions.

Forward-looking statements are not guarantees of future performance. They are based on current expectations, estimates, forecasts, and assumptions that involve significant risks and uncertainties, many of which are beyond the Company’s control and are difficult to predict. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of various factors, including but not limited to: macroeconomic conditions; inflationary pressures; changes in interest rates; supply chain disruptions; evolving consumer demand; competitive and technological developments; regulatory or legal changes; litigation exposure; cybersecurity threats; and fluctuations in foreign exchange rates. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. Except as required by law, the Company assumes no obligation and expressly disclaims any duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, even if subsequent events cause expectations to change.

You should consult our filings with the U.S. Securities and Exchange Commission (SEC), including the “Risk Factors” section of its most recent Annual Report on Form 10-K and subsequent filings on Form 10-Q, for additional detail about the factors that could affect our financial and other results.

Stardust Power Contacts

For Investors:

Johanna Gonzalez

investor.relations@stardust-power.com

For Media:

Michael Thompson

media@stardust-power.com